UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2017

ACRO BIOMEDICAL CO., LTD.
(Exact name of registrant as specified in Charter)

Nevada	333-207765	47-1950356
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

6F. No.398, Xingshan Rd., Neihu Dist.

Taipei City 114

Taiwan, Republic of China

 (Address of Principal Executive Offices)

＋886-2-2790-6189

 (Registrant’s Telephone number)

Copies to:

Asher S. Levitsky PC

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, Suite 1100

New York, New York 10105

Phone: (646) 895-7152

Fax: (212) 370-7889

E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On May 10, 2017, the Company’s sole director dismissed Stevenson & Company CPAs LLC (“Stevenson”) as the Company’s independent registered accounting firm and approved the engagement of MaloneBailey, LLP (“MaloneBailey”) as the independent registered public accounting firm for the Company.

During the two fiscal years prior to the Company’s dismissal of Stevenson and any subsequent interim periods through the date of such dismissal, there were no disagreements with Stevenson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Further, during such period, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the two fiscal years prior to their engagement by the Company and any subsequent interim period prior to their engagement, the Company did not consult with MaloneBailey with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Stevenson with a copy of the foregoing disclosure and requested Stevenson to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated May 10, 2017, furnished by Stevenson, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

The Company’s sole director has approved a three-for-one stock distribution, pursuant to which the Company will issue two shares of common stock with respect to each outstanding share of common stock outstanding on the record date, which is May 18, 2017. Subject to FINRA approval, the Company expects that the share distribution will be effective in the market on or about May 19, 2017.

Item 9.01. Financial Statements and Exhibits

d. Exhibits.

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from Stevenson & Company CPAs LLC dated as of May 10, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2017	ACRO BIOMEDICAL CO., LTD.

	By:	/s/ Pao-Chi Chu
Pao-Chi Chu
Chief Executive Officer

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